                                                                   EXHIBIT 10.41



                                VOTING AGREEMENT


        THIS VOTING AGREEMENT (the "Agreement") is entered into as of March 6, 2000, by and between MEDIBUY.COM, INC., a Delaware corporation ("Parent"), and PREMIER PURCHASING PARTNERS, L.P., a California limited partnership ("Major Member"). Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Merger Agreement (as defined below).

                                    RECITALS

        A. Parent, Sapphire Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), Premier Health Exchange, LLC, a Delaware limited liability company (the "Company") and Major Member are entering into an Agreement and Plan of Merger dated of even date herewith (the "Merger Agreement") which provides (subject to the conditions set forth therein) for the merger of Merger Sub into the Company (the "Merger").

        B. In order to induce Parent and Merger Sub to enter into the Merger Agreement, Major Member, in its capacity as such, is entering into this Voting Agreement.

                                    AGREEMENT

        The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1.     CERTAIN DEFINITIONS

               For purposes of this Voting Agreement:

               (a) "COMPANY COMMON MEMBERSHIP UNITS" shall mean the common membership units of the Company, constituting all of the outstanding memberships interests of the Company.

               (b) "EXPIRATION DATE" shall mean the earlier of (i) the date upon which the Merger Agreement is validly terminated, or (ii) the date upon which the Merger becomes effective.

               (c) Major Member shall be deemed to "OWN" or to have acquired "OWNERSHIP" of a Company Common Membership Unit or other security if Major
Member: (i) is the record owner of such security; or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of such security.

               (d) "SUBJECT SECURITIES" shall mean: (i) all securities of the Company (including all Company Common Membership Units, Company Options, Company Warrants and other rights to acquire Company Common Membership Units or other rights of ownership of the Company) Owned by Major Member as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional Company Common Membership Units and all additional options, warrants and other rights to acquire Company Common Membership Units



                                       1.

or other rights of ownership of the Company) of which Major Member acquires Ownership during the period from the date of this Agreement through the Expiration Date.

               (e) A Person shall be deemed to have effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein, or (iii) reduces such Person's beneficial ownership of, interest in or risk relating to any such security.

SECTION 2. TRANSFER OF SUBJECT SECURITIES

        2.1 TRANSFEREE OF SUBJECT SECURITIES TO BE BOUND BY THIS AGREEMENT. Major Member agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Major Member shall not (i) cause or permit any Transfer of any of the Subject Securities (or announce any proposed Transfer) to any Person other than to a Person who agrees to be bound by the terms and conditions of this Agreement and executes a Voting Agreement and Proxy identical to this Agreement and Proxy with respect to all Subject Securities transferred to such Person; provided however, that in no event shall Major Member be permitted to Transfer any Subject Securities if such Transfer (taken together with all previous Transfers of Subject Securities by the Major Member) would reduce Major Member's Ownership of Subject Securities below that which would be required under the Company's charter documents and applicable law to approve the Merger Agreement and the Merger, (ii) create or permit to exist any Encumbrance with respect to any of the Subject Securities (other than Encumbrances which do not affect the right to vote such securities that may exist with respect to such Subject Securities as of the date of this Agreement), or (iii) commit or agree to do any of the foregoing.

        2.2 TRANSFER OF VOTING RIGHTS. Major Member agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Major Member shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted to any Person (other than to Parent), and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

SECTION 3. VOTING OF UNITS

        3.1 VOTING AGREEMENT. Major Member agrees that, during the period from the date of this Voting Agreement through the Expiration Date at any meeting of members of the Company, however called, and in any written action by consent of the members of the Company, unless otherwise directed in writing by Parent, Major Member shall vote the Subject Securities or cause the Subject Securities to be voted:

               (a) in favor of the approval of the Merger and the approval and adoption of the Merger Agreement and in favor of each of the other actions contemplated by the Merger Agreement;



                                       2.

               (b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

               (c) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement and to the extent any of such actions are required to be approved by the members of the Company under applicable law or are otherwise put to the members of the Company for approval):
(i) any extraordinary transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company;
(ii) any sale, lease or transfer of a material amount of assets of the Company or any subsidiary of the Company (other than in the ordinary course of business); (iii) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (iv) any change in a majority of the members of the Management Committee of the Company; or (v) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Voting Agreement.

        3.2    PROXY; FURTHER ASSURANCES.

               (a) Contemporaneously with the execution of this Voting
Agreement: (i) Major Member shall deliver to Parent a proxy in the form attached to this Voting Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the Company Common Membership Units referred to therein (the "Proxy"); and (ii) Major Member shall cause to be delivered to Parent an additional proxy (in the form attached hereto as Exhibit
A) executed on behalf of the record owner of any outstanding Company Common Membership Units and any other voting security of the Company that Major Member owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by Major Member.

               (b) Major Member shall, at its own expense, perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Parent the power to carry out and give effect to the provisions of this Voting Agreement.

SECTION 4.     WAIVER OF DISSENTERS' RIGHTS

        Major Member hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Merger or any related transaction that Major Member or any other Person may have by virtue of the ownership of any outstanding Company Common Membership Units and any other voting securities of the Company which Major Member Owns.

SECTION 5.     NO SOLICITATION

        Major Member agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Major Member shall not, and shall not permit any of its Representatives to, directly or indirectly: (i) solicit or encourage the initiation or submission of any expression of interest, inquiry, proposal or offer from any Person (other than Parent) relating



                                       3.

to a possible Company Acquisition Transaction, (ii) participate in any discussions or negotiations or enter into any agreement with, or provide any non-public information to, any Person (other than Parent) relating to or in connection with a possible Company Acquisition Transaction, (iii) entertain, consider or accept any proposal or offer from any Person (other than Parent) relating to a possible Company Acquisition Transaction, or (iv) enter into any agreement or arrangement with any Person (other than Parent) to provide electronic commerce services to the Major Member, the Company or any of their respective affiliates. Major Member shall immediately cease and discontinue, and Major Member shall ensure that its Representatives immediately cease and discontinue, any existing discussions with any Person that relate to any possible Company Acquisition Transaction. Major Member shall promptly notify Parent in writing of any inquiry, proposal or offer relating to a possible Company Acquisition Transaction that is received after the date hereof by Major Member or any of Major Member's Representatives prior to the Expiration Date.

SECTION 6.  REPRESENTATIONS AND WARRANTIES OF MAJOR MEMBER

        Major Member hereby represents and warrants to Parent as follows:

        6.1 AUTHORIZATION, ETC. Major Member has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Voting Agreement and the Proxy and to perform its obligations hereunder and thereunder. This Voting Agreement and the Proxy have been duly executed and delivered by Major Member and constitute legal, valid and binding obligations of Major Member, enforceable against Major Member in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

        6.2 NO CONFLICTS OR CONSENTS

               (a) The execution and delivery of this Voting Agreement and the Proxy by Major Member do not, and the performance of this Voting Agreement and the Proxy by Major Member will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Major Member or by which it or any of its properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Major Member is a party or by which Major Member or any of its affiliates or properties is or may be bound or affected.

               (b) The execution and delivery of this Voting Agreement and the Proxy by Major Member do not, and the performance of this Voting Agreement and the Proxy by Major Member will not, require any consent or approval of any Person.

        6.3 TITLE TO SECURITIES. As of the date of this Voting Agreement: (a) Major Member holds of record (free and clear of any Encumbrances or restrictions) the number of outstanding



                                       4.

Company Common Membership Units set forth under the heading "Units Held of Record" on the signature page hereof; (b) Major Member holds (free and clear of any Encumbrances or restrictions) the Company Options, Company Warrants and other rights to acquire Company Common Membership Units forth under the heading "Options, Warrants and Other Rights" on the signature page hereof; (c) Major Member Owns the additional securities of the Company set forth under the heading "Additional Securities Beneficially Owned" on the signature page hereof; and (d) Major Member does not directly or indirectly Own any Company Common Membership Units or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any Company Common Membership Units or other securities of the Company, other than the units and options, warrants and other rights set forth on the signature page hereof.

        6.4 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in Sections 6.1 and 6.2 of this Voting Agreement are accurate in all respects as of the date of this Voting Agreement, will be accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date. The representations and warranties contained in Section 6.3 of this Voting Agreement are accurate in all respects as of the date of this Voting Agreement.

SECTION 7.  ADDITIONAL COVENANTS OF MAJOR MEMBER

        7.1 FURTHER ASSURANCES. From time to time and without additional consideration, Major Member shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Voting Agreement.

        7.2 LEGEND. Immediately after the execution of this Voting Agreement (and from time to time upon the acquisition by Major Member of Ownership of any Company Common Membership Units or other ownership interest in the Company prior to the Expiration Date), at the written request of Parent, Major Member shall ensure that each certificate evidencing any outstanding Company Common Membership Units or other securities of the Company Owned by Major Member bears a legend in the following form:

        THE SECURITY OR SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE VOTING AGREEMENT DATED AS OF MARCH 6, 2000, BETWEEN THE ISSUER AND MEDIBUY.COM, INC. AS IT MAY BE AMENDED, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.

SECTION 8.  MISCELLANEOUS

        8.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties, covenants and agreements made by Major Member in this Voting Agreement shall survive until the Expiration Date.



                                       5.

        8.2 INDEMNIFICATION. Major Member shall hold harmless and indemnify Parent and Parent's affiliates from and against, and shall compensate and reimburse Parent and Parent's affiliates for, any loss, damage, claim, liability, fee (including attorneys' fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by Parent or any of Parent's affiliates, or to which Parent or any of Parent's affiliates otherwise becomes subject, and that arises directly or indirectly from (a) any inaccuracy in or breach of any representation or warranty contained in this Voting Agreement, or (b) any failure on the part of Major Member to observe, perform or abide by, or any other breach of, any restriction, covenant, obligation or other provision contained in this Voting Agreement or in the Proxy.

        8.3 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid by the party incurring such costs and expenses.

        8.4 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

               IF TO MAJOR MEMBER:

               Premier Purchasing Partners, L.P.
               C/O Premier Plans, Inc.
               Attn: General Counsel
               12225 El Camino Real
               San Diego, CA 92130
               Telephone Number:  (858) 481-2727
               Facsimile: (858) 481-8919


               IF TO PARENT:

               medibuy.com, Inc.
               Attn:  Chief Financial Officer
               10120 Pacific Heights Boulevard, Suite 100
               San Diego, CA  92121
               Telephone Number:  (858) 587-7200
               Fax:  (858) 587-7217



                                       6.

               WITH A COPY TO:

               Cooley Godward LLP
               4365 Executive Drive, Suite 1100
               San Diego, CA 92121
               Attn:  Jeremy D. Glaser, Esq.
               Telephone Number:  (858) 550-6000
               Fax: (858) 453-3555


        8.5 SEVERABILITY. If any provision of this Voting Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Voting Agreement. Each provision of this Voting Agreement is separable from every other provision of this Voting Agreement, and each part of each provision of this Voting Agreement is separable from every other part of such provision.

        8.6 ENTIRE AGREEMENT. This Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party unless made in writing and signed by both parties.

        8.7 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Major Member and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon Major Member and its successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in
Section 2 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Voting Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

        8.8 SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement or the Proxy was not performed in accordance with its specific terms or was otherwise breached. Major Member agrees that, in the event of any breach or threatened breach by Major Member of any covenant or obligation contained in this Voting Agreement or in the Proxy, Parent shall be entitled (in addition to any



                                       7.

other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Major Member further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.8, and Major Member irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

        8.9 NON-EXCLUSIVITY. The rights and remedies of Parent under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Voting Agreement, and the obligations and liabilities of Major Member under this Voting Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations.

        8.10   GOVERNING LAW; VENUE.

               (a) This Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of laws). Any legal action or legal proceeding relating to this Voting Agreement or the Proxy or the enforcement of any provision of this Voting Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the County of San Diego, California.

               (b) MAJOR MEMBER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS VOTING AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS VOTING AGREEMENT OR THE PROXY.

        8.11 COUNTERPARTS. This Voting Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

        8.12 CAPTIONS. The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

        8.13 ATTORNEYS' FEES. If any legal action or other legal proceeding relating to this Voting Agreement or the enforcement of any provision of this Voting Agreement is brought against Major Member, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

        8.14 WAIVER. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of Parent in exercising any power,



                                       8.

right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Voting Agreement, or any power, right, privilege or remedy of Parent under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

        8.15   CONSTRUCTION.

               (a) For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

               (b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

               (c) As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

               (d) Except as otherwise indicated, all references in this Voting Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.



                                       9.

        IN WITNESS WHEREOF, Parent and Major Member have caused this Voting Agreement to be executed as of the date first written above.

                                         PARENT:

                                         MEDIBUY.COM, INC.,
                                         a Delaware corporation.


                                         By: /s/ DENNIS MURPHY
                                            ------------------------------------
                                                Name: Dennis Murphy
                                                Title: CEO


                                         MAJOR MEMBER:


                                         PREMIER PURCHASING PARTNERS, L.P.
                                         BY:  PREMIER PLANS, INC.
                                              Its General Partner


                                         By: /s/ RICHARD NORLING
                                            ------------------------------------
                                                Name: Richard Norling
                                                Title: President & CEO



---------------------------------------------------------------------------------------------
                                                COMPANY OPTIONS,
                                                COMPANY WARRANTS        ADDITIONAL SECURITIES
                        UNITS HELD OF RECORD    AND OTHER RIGHTS          BENEFICIALLY OWNED
---------------------------------------------------------------------------------------------
Company Common               63,375,000
Membership Units:
---------------------------------------------------------------------------------------------



                        [VOTING AGREEMENT SIGNATURE PAGE]



                                      10.

                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY


        The undersigned member of Premier Health Exchange, LLC, a Delaware limited liability company (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes medibuy.com, Inc., a Delaware corporation ("Parent"), Norm Farquhar and any other individual who shall hereafter be designated by Parent, and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the outstanding Company Common Membership Units owned of record by the undersigned as of the date of this proxy, which units are specified on the final page of this proxy, and (ii) any and all other Company Common Membership Units or other securities of the Company which the undersigned may acquire on or after the date hereof. (The Company Common Membership Units and other securities of the Company referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to in this proxy as the "Units.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the units are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Units.

        This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Parent and the undersigned (the "Voting Agreement"), and is granted in consideration of Parent entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among Parent, Sapphire Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent, the Company and Premier Purchasing Partners, L.P., a California limited partnership (the "Merger Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms used in the Merger Agreement.

        The attorneys and proxies named above will be empowered, and, in the event the undersigned fails to vote the Units as required by the Voting Agreement, may exercise this proxy, to vote the Units at any time until the earlier to occur of the valid termination of the Merger Agreement or the Effective Time at any meeting of members of the Company, however called, and in any written action by consent of the members of the Company:

               (i) in favor of the approval of the Merger and the approval and adoption of the Merger Agreement and in favor of each of the other actions contemplated by the Merger Agreement;

               (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

                (iii) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement and to the extent any of such actions are required to be approved by the Major Members of the Company under applicable law or are otherwise put to the Major Members of the Company for approval): (A) any extraordinary transaction, such as a



                                      11.

merger, consolidation or other business combination involving the Company or any subsidiary of the Company; (B) any sale, lease or transfer of a material amount of assets of the Company or any subsidiary of the Company (other than in the ordinary course of business); (C) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (D) any change in a majority of the members of the Management Committee of the Company; or (E) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Voting Agreement.

        The undersigned may vote the Units on all other matters.

        This proxy shall be binding upon the successors and assigns of the undersigned (including any transferee of any of the Units).

        If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then
(a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

        This proxy shall terminate upon the earlier of the valid termination of the Merger Agreement or the effective time of the Merger.

Dated:  March 6, 2000.

                                   PREMIER PURCHASING PARTNERS, L.P.
                                   BY:  PREMIER PLANS, INC.
                                        Its General Partner


                                   By: /s/ RICHARD NORLING
                                      --------------------------------------
                                          Name: /s/ Richard Norling
                                          Title: President & CEO





                                   Number of Units owned of record or
                                   beneficially as of the date of this proxy:
                                   63,375,000